EXHIBIT 32.2

ESSEX PORTFOLIO, L.P.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Essex Portfolio, L.P. on Form 10-Q for the period ended March 31, 2005 (the "Report"), I, Michael T. Dance, Principal Financial Officer of Essex Property Trust, Inc., the general partner of the registrant Essex Portfolio, L.P., hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: May 10, 2005	/s/ Michael T. Dance
Michael T. Dance
Executive Vice President,
Chief Financial Officer
Essex Property Trust, Inc., general partner of
Essex Portfolio, L.P.